Exhibit 99.1

Thoma Bravo Completes Acquisition of SailPoint

Austin, TX and San Francisco – August 16, 2022 – SailPoint Technologies Holdings, Inc., the leader in enterprise identity security, today announced the completion of its acquisition by Thoma Bravo, a leading software investment firm, in an all-cash transaction valued at approximately $6.9 billion. The agreement to be acquired was previously announced on April 11, 2022 and approved by SailPoint stockholders at the Special Meeting of Stockholders held on June 30, 2022.

At completion of the acquisition, SailPoint stockholders are entitled to receive $65.25 in cash for each share of SailPoint common stock they owned. SailPoint’s common stock has ceased trading and will be delisted from the New York Stock Exchange.

As a privately-held company, SailPoint will benefit from the strategic and operational support of Thoma Bravo, a highly experienced software investor. Through this transaction, SailPoint will be even better positioned to drive innovation in identity security, expand its global customer base, and continue providing industry-leading identity security solutions to modern enterprises around the world.

“The closing of this transaction is an important milestone and underscores the value of SailPoint as core to identity security, positioning us to be business essential for the most prominent, global enterprises today,” said Mark McClain, CEO and Founder of SailPoint. “With Thoma Bravo’s resources and deep sector expertise, we see a tremendous opportunity to accelerate innovation across our product portfolio, as we earn the right to be the de facto enterprise identity platform of choice. Backed by Thoma Bravo’s strong belief in our growth potential, I look forward to embracing the tremendous opportunity in front of us as we embark on this next chapter for SailPoint.”

“SailPoint is at the forefront of the growing identity security market and is well-positioned to further capitalize on the increasing demand from enterprises for innovative and trusted solutions,” said Seth Boro, a Managing Partner at Thoma Bravo. “We are excited to partner with Mark and his talented team to bolster SailPoint’s leadership position and deliver increased value to the company’s growing customer base.”

Andrew Almeida, a Partner at Thoma Bravo added, “SailPoint’s intelligent identity platform equips customers to meet the demands of today’s cloud-oriented enterprises by putting identity security at the core of digital business operations. With each passing day, identity becomes a more and more important attack surface to secure. We are thrilled to partner with SailPoint during this exciting next chapter as it continues to drive growth within one of the best markets in all of cyber security.”

About SailPoint

SailPoint is the leading provider of identity security for the modern enterprise. Enterprise security starts and ends with identities and their access, yet the ability to manage and secure identities today has moved well beyond human capacity. Harnessing the power of our deep expertise combined with machine learning, the SailPoint Identity Security Platform delivers the right level of access to the right identities and resources at the right time—matching the scale, velocity, and environmental needs of today’s cloud-oriented enterprise. SailPoint’s intelligent, autonomous, and integrated solutions put identity security at the core of digital business operations, enabling even the most complex organizations across the globe to build a security foundation capable of defending against today’s most pressing threats. More information is available at www.sailpoint.com.

About Thoma Bravo

Thoma Bravo is one of the largest private equity firms in the world, with more than $114 billion in assets under management as of March 31, 2022. The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Leveraging the firm’s deep sector expertise and proven strategic and operational capabilities, Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings. Over the past 20 years, the firm has acquired or invested in more than 380 companies representing over $190 billion in enterprise value. The firm has offices in Chicago, Miami and San Francisco. For more information, visit www.thomabravo.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the potential benefits of the transaction, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (ii) SailPoint’s ability to implement its business strategy; (iii) potential litigation relating to the proposed transaction; (iv) the risk that disruptions from the transaction will harm SailPoint’s business, including current plans and operations; (v) the ability of SailPoint to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments affecting SailPoint’s business; (viii) general economic and market developments and conditions; (ix) the evolving legal, regulatory and tax regimes under which SailPoint operates; and (x) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the transaction. While the list of factors presented here, and the list of factors presented in the Definitive Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contacts

Investor Relations

ICR for SailPoint

Brian Denyeau, 512-664-8916

investor@sailpoint.com

Media Relations for SailPoint

Jessica Sutera

VP, Corporate Marketing, 978-793-0085

Jessica.sutera@sailpoint.com

Media Relations for Thoma Bravo

Thoma Bravo Communications

Megan Frank

(212) 731-4778

mfrank@thomabravo.com

or

FGS Global

Abigail Farr

(646) 957-2067

abigail.farr@fgsglobal.com